UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2026
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0000001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.
On June 3, 2026, Beijing Shougang LanzaTech Technology Co., Ltd. (“Shougang LanzaTech”), a joint venture in which LanzaTech Global, Inc. (the “Company”) held an approximately 9.31% equity interest, prior to the offering described below, completed its initial public offering of 40 million H Shares on The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”).
The final offer price was priced at a U.S. dollar equivalent of approximately US$1.86 per H Share, based on the applicable exchange rate, resulting in gross proceeds to Shougang LanzaTech of approximately US$75 million, before deducting offering expenses. Based on the final offer price, upon listing Shougang LanzaTech had an implied market capitalization of approximately US$750 million. Trading of the shares commenced on the Hong Kong Stock Exchange on June 3, 2026 under the stock code “02553”.
Shougang LanzaTech operates four commercial facilities utilizing the Company’s carbon recycling technology platform, which converts industrial carbon emissions into fuels and other products. According to information disclosed in Shougang LanzaTech’s initial public offering prospectus, revenue has ranged between approximately US$87 million and US$77 million during the 2023-2025 period.
The Company did not sell any shares in connection with the offering and did not receive any proceeds from the transaction. Following completion of the offering, the Company held, through its subsidiary, 33,520,231 H Shares of Shougang LanzaTech, representing approximately 8.38% of Shougang LanzaTech’s total issued share capital upon listing.
The Company is evaluating whether the transaction has any accounting or financial reporting implications, including any potential impact on the carrying value of its investment under applicable U.S. GAAP. Any such impacts will be reflected in the Company’s future periodic reports, as applicable.
A copy of the Company’s press release announcing the completion of the initial public offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	LanzaTech Press Release, dated June 03, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANZATECH GLOBAL, INC.

Dated: June 04, 2026	By:	/s/ Maryann Maas
	Name:	Maryann Maas
	Title:	General Counsel-Corporate Secretary
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